JANUARY 17, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD MULTI-ASSET INCOME FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018, AS RESTATED JULY 31, 2018 AND AS SUPPLEMENTED THROUGH OCTOBER 11, 2018

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH NOVEMBER 19, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Subject to registration of such class of shares with the U.S. Securities and Exchange Commission (“SEC”), it is anticipated that Class R6 shares will be added to the Hartford Multi-Asset Income Fund on or about March 1, 2019 and will not be offered prior to registration with the SEC. Class R6 shares will have the same eligibility provisions as Class R6 shares that are offered by certain other funds within the Hartford Funds fund complex, and like those shares will not have a Rule 12b-1 fee, initial sales charge or contingent deferred sales charge.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7450	January 2019